Divestitures	12 Months Ended
Mar. 31, 2011
Divestitures [Abstract]
Divestitures

25.	Divestitures

In March 2010, Sony sold a portion of its investment and certain ancillary rights, which was included in the Pictures segment, in its HBO Latin America venture, which owns and operates certain premium pay television businesses in Latin America, to the venture’s majority shareholder (“Majority Shareholder”). Sony accounted for this sale in accordance with the accounting guidance for transfers and servicing. Prior to this transaction, Sony owned approximately 29% of this venture, which was accounted for under the equity method, and, as a result of this transaction, Sony owned approximately 8% of this venture (the “Retained Interest”), which was accounted for under the cost method.

As consideration for the transaction, Sony received cash proceeds of 19,424 million yen and received a put option valued at 1,371 million yen and the sale resulted in a gain of 18,035 million yen for the fiscal year ended March 31, 2010. In November 2010, Sony notified the Majority Shareholder that Sony intended to exercise the put option. The purchase of the Retained Interest by the Majority Shareholder was completed in March 2011 which resulted in cash proceeds of 5,285 million yen and a gain of 3,329 million yen for the fiscal year ended March 31, 2011.

After the closing of the sale in March 2010, the parties submitted a non-suspensory filing to the Brazilian competition authority. On May 6, 2011, Sony received notification from the Brazilian competition authority that the transaction was approved without restriction. In the event the Brazilian competition authority did not approve both the March 2010 and the March 2011 sales, the sale of the Brazil portion of the investments could have been subject to rescission, in which case approximately 40% of the purchase prices, and the corresponding gains, could have been subject to rescission.

In January 2010, in a separate transaction, Sony sold its entire investment, which was included in the Pictures segment, in its HBO Central Europe joint venture, which owns and operates a premium pay television business in Central Europe, to an affiliate of the Majority Shareholder. The sale resulted in cash proceeds of 7,660 million yen and a gain of 3,957 million yen for the fiscal year ended March 31, 2010.

The above mentioned transactions were recorded in (gain) loss on sale, disposal or impairment of assets and other, net due to either the nature of the transaction or in consideration of factors including the relationship to Sony’s core operations.